July 6, 2001

                         SUPPLEMENT TO THE PROSPECTUS OF
                             PIONEER MICRO-CAP FUND
                               DATED APRIL 2, 2001
                   (SUPERSEDES SUPPLEMENT DATED APRIL 2, 2001)

The Trustees of the fund have changed the fund's name to Pioneer Small-Cap Value Fund and have revised the fund's investment policies as discussed in this supplement. Both of these changes will be effective September 6, 2001.

The following supplements and to the extent inconsistent with the prospectus supersedes the sections of the prospectus referenced below. Please refer to the prospectus for the full text of the supplemented section.

BASIC INFORMATION ABOUT THE FUND

PRINCIPAL INVESTMENT STRATEGIES
The fund invests primarily in equity securities of small companies, that is, companies with market values within the range of market values of issuers included in the Russell 2000 Index, which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. Normally, the fund invests at least 80% of its total assets in these securities. On May 31, 2001, the market value of companies in the index varied from approximately $2 million to over $5.2 billion. Pioneer will monitor the fund's portfolio so that, under normal circumstances, the capitalization range of the fund's portfolio is consistent with the inclusion of the fund in the Lipper Small-Cap category. Equity securities include common stocks and other equity instruments, such as convertible debt, depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.

PRINCIPAL RISKS OF INVESTING IN THE FUND
Even though the fund seeks capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:
|X| The stock market goes down (this risk may be greater in the short term) |X| Small company or value stocks fall out of favor with investors
|X| The fund's assets remain undervalued or do not have the potential value originally expected

The fund also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:
|X| Be more sensitive to changes in the economy, earnings results and investor expectations
|X| Have more limited product lines and capital resources
|X| Experience sharper swings in market values
|X| Be harder to sell at the times and prices Pioneer thinks appropriate
|X| Offer greater potential for gain and loss

COMPARISON WITH THE RUSSELL 2000 VALUE INDEX
The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Merrill Lynch Micro-Cap Index, the Russell 2000 Index and the Russell 2000 Value Index. The Merrill Lynch Micro-Cap Index is a recognized measure of the performance of U.S. micro-cap stocks. The Russell 2000 Index is a measure of the performance of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. The Russell 2000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. Unlike the fund, the indices are not managed and do not incur expenses.

The Russell 2000 Value Index is more representative of the fund's holdings than either the Merrill Lynch Micro-Cap Index or the Russell 2000 Index, and the fund will compare its performance to the Russell 2000 Value Index in the future. The table:
|X| Reflects sales charges applicable to the class
|X| Assumes that you sell your shares at the end of the period
|X| Assumes that you reinvest all of your dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2000)

                                                                  Since   Inception
                                                    1 Year    Inception        Date
------------------------------------------------------------------------------------
Class A                                         8.68        11.06         2/28/97
------------------------------------------------------------------------------------
Class B                                        10.45        11.43         2/28/97
------------------------------------------------------------------------------------
Merrill Lynch Micro-Cap Index                  -6.13        10.68*             --
------------------------------------------------------------------------------------
Russell 2000 Index                              -3.02        9.36*             --
------------------------------------------------------------------------------------
Russell 2000 Value Index                        22.83       10.28*             --
------------------------------------------------------------------------------------

* Reflects the return of the index since the inception of Class A and Class B shares.

OTHER INVESTMENT STRATEGIES
As discussed, the fund invests primarily in equity securities of small-cap companies.





















                                                                   10351-00-0701
                                             (C) Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds